UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): December 17, 2012

Boston Private Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Massachusetts	0‑17089	04‑2976299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)
(617) 912-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 17, 2012, Boston Private Financial Holdings, Inc. (the “Company”) announced that its wholly-owned subsidiary, Boston Private Bank & Trust Company (the “Bank”), entered into a Purchase and Assumption Agreement (the “Agreement”) with Sterling Savings Bank (“Sterling”), pursuant to which the Bank agreed to sell to Sterling the Bank's three Pacific Northwest branch offices. The completion of the transaction is subject to receipt of all requisite regulatory approvals and the satisfaction of customary closing conditions as specified in the Agreement. A copy of the press release issued by the Company concerning the transaction is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release dated December 17, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Dated: December 17, 2012	By: /S/ DAVID J. KAYE
David J. Kaye
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December, 17 2012.